Exhibit 99.2
Creating A Leading $2.8 Billion Retailer June 18, 2007

Forward-Looking Statements Certain statements contained in this presentation regard matters that are not historical facts and are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended, and the rules promulgated pursuant to the Securities Act of 1933, as amended. Because such forward-looking statements contain risks and uncertainties, actual results may differ materially from those expressed in or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against Genesco and others following announcement of the proposal or the merger agreement; (3) the inability to complete the merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to the completion of the merger, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of other required regulatory approvals; (4) the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the merger; (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (6) the ability to recognize the benefits of the merger; (7) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; and (8) the impact of the substantial indebtedness incurred to finance the consummation of the merger. Our businesses are also subject to a number of risks generally such as: (1) changing consumer preferences; (2) the companies' inability to successfully market their footwear, apparel, accessories and other merchandise; (3) price, product and other competition from other retailers (including internet and direct manufacturer sales); (4) the unavailability of products; (5) the inability to locate and obtain favorable lease terms for the companies' stores; (6) the loss of key employees; (7) general economic conditions and adverse factors impacting the retail athletic industry; (8) management of growth; and (9) other risks that are set forth in the "Risk Factors," "Legal Proceedings" and "Management Discussion and Analysis of Results of Operations and Financial Condition" sections of, and elsewhere, in their SEC filings, copies of which may be obtained by contacting the investor relations departments of each company via their websites www.finishline.com and www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this press release are beyond The Finish Line's and Genesco's ability to control or predict. The companies undertake no obligation to release publicly the results of any revisions to these forward-looking statement that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional Information Important Additional Information and Where to Find It In connection with the proposed merger, Genesco will file a proxy statement with the Securities and Exchange Commission (the "SEC"). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Genesco at the SEC website at http:// www.sec.gov. The proxy statement and other documents also may be obtained for free from Genesco by directing such request to Genesco, Investor Relations, Office of the Secretary, 1415 Murfreesboro Road, Nashville, Tennessee 37217, telephone (615) 367-7000. Finish Line may commence a tender offer for the approximately 60,000 outstanding shares of Genesco's employees' subordinated convertible preferred stock, which are convertible into 60,000 shares of common stock but are currently not redeemable (the "Employees Preferred Stock"), at $54.50 per share, subject to certain conditions (the "Tender Offer"). The Tender Offer has not been commenced and may not be commenced. This presentation is neither an offer to purchase nor a solicitation of an offer to sell any securities. If the Tender Offer is commenced, the solicitation and the offer to buy shares of the Employee Preferred Stock will be made solely by an offer to purchase and related letter of transmittal to be disseminated to the holders of the Employee Preferred Stock if and when the Tender Offer is the commenced. If the Tender Offer is commenced, holders of the Employee Preferred Stock are advised to read the Offer to Purchase on Schedule TO that Finish Line will file with the Securities and Exchange Commission in the event the Tender Offer is commenced and the solicitation/recommendation of the Board of Directors of Genesco on Schedule 14D-9 that Genesco may file in the event the Tender Offer is commenced, when they are available, because these documents will contain important information. If the Tender Offer is commenced, the Offer to Purchase, the Solicitation/Recommendation Statement and any other relevant documents filed with the SEC will be made available to holders of the Employee Preferred Stock at no expense to them and will also be available without charge at the SEC's website at www.sec.gov. Participants in the Solicitation Genesco and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of Genesco's participants in the solicitation, which may be different than those of Genesco shareholders generally, is set forth in Genesco's proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and will be set forth in the proxy statement relating to the merger when it becomes available.

New growth opportunities Increased scale Broad portfolio of retail businesses Cost savings and operational efficiencies Strong financial profile Better Positioned to Drive Strong Returns in Competitive Retail Environment

Transaction Highlights $54.50 per share in cash / 37.7% premium1 Total value: $1.53 billion Accretive to net income, before consideration of incremental amortization resulting from the transaction, in first full year after closing Purchase Price & Consideration Cash on hand of $11 million Up to $1.6 billion in financing Expected close in Fall 2007 Standard regulatory approvals (HSR) Genesco shareholder approval No financing condition (1) Premium of 37.7% over Genesco's three-month average undisturbed stock price ended March 9, 2007 Timing / Conditions to Close Sources of Funding

Diversification and New Growth Opportunities Satisfying a Wider Spectrum of Consumers and Their Needs Trend-relevant footwear and accessories for young adults Includes Journeys, Journeys Kidz, Shi by Journeys Revenue: $697 mm 884 Stores Trendy urban store focused on teens to early 30s Includes Underground Station, Jarman Revenue: $155 mm 223 Stores Leading mall-based retailer of latest team and fashion headwear Includes Hat-World, Lids, Hat Shack, Hat Zone, Head Quarters, Cap Collection & Lids Kids Revenue: $343 mm 809 Stores Premier lifestyle brand for men Includes retail shops and factory stores Revenue: $187 mm 152 Stores Leading athletic footwear, apparel and accessories retailer Revenue: $1,263 mm 694 Stores Leading street fashion offering for men and women Revenue: $69 mm 93 Stores New concept for the active woman Revenue $6 mm 15 Stores Note: Finish Line sales as of Fiscal Year Ended March 3, 2007; store count as of press release dated June 7, 2007; Genesco sales as of Fiscal Year Ended February 3, 2007; Genesco store count as of Fiscal Quarter Ended May 5, 2007

Increased Scale Adjusted EBITDA2 Gross Profit1 Revenue Total Stores (1) Finish Line gross profit excludes occupancy costs for comparison purposes (2) Adjusted EBITDA is calculated as earnings from operations plus depreciation and amortization. Adjusted EBITDA for Finish Line excludes $0.1mm insurance settlement in 2005, and $2.5mm and $7.5mm for asset impairment charges in 2006 and 2007 respectively. Adjusted EBITDA for Genesco excludes $1.2mm, $2.3mm, and $1.1mm for restructuring charges in 2005, 2006, and 2007 respectively, and $1.0mm, $0.4mm, and $1.9mm for asset impairment charges in 2005, 2006, and 2007 respectively.

Cost Savings and Operational Efficiencies Shared administrative and back office services Increased scale in purchasing, marketing and advertising Sourcing and logistics efficiencies $15 Million to $20 Million in First Full Year of Operations

Up to $1.6 billion in financing Revolving Credit Facility Senior Secured Term Loan Senior Bridge Facility Strong free cash flow to support: Reduction in net debt Growth initiatives Strong Financial Profile

Summary Strong market positions across multiple footwear and apparel categories Well-defined, complementary retail concepts Presence in new and growing categories Increased product and geographic diversification Broadens and deepens vendor relationships Positioned for Growth and Value Creation

Creating A Leading $2.8 Billion Retailer June 18, 2007